Exhibit 99.1

Aptose Precision oncology company developing oral targeted agents to treat hematologic malignancies Corporate Presentation January 2025 Tuspetinib in Frontline Triple Drug Therapy to Treat Newly Diagnosed AML 1 NASDAQ: APTO TSX: APS

AML (Acute Myeloid Leukemia) • Highly aggressive and deadly cancer of the bone marrow and blood Current Standard of Care Therapy • VEN+AZA (Venetoclax + Azacitidine) two drug therapy • Too few patients achieve responses • Survival too short | median Overall Survival <15mos • VEN drug resistance emerges Critical Medical Need • Improved Therapy to get More Newly Diagnosed AML Patients into Deep and Sustained Responses that Extend Survival Adding a 3rd Agent to VEN +AZA • Boost Effectiveness of VEN+AZA standard of care • Improve safety | broad activity | avoid resistance Tuspetinib (TUS) Lead Clinical Asset TUS is an Ideal 3 rd Agent to Add to VEN+AZA • TUS: Boosts efficacy when combined with VEN or AZA • TUS : Favorable safety when combined with VEN or AZA • TUS : Broad activity across diverse AML genetic subgroups • TUS: Minimize risk of drug resistance when combined with VEN TUS+VEN+AZA Triplet Drug Combination • Being developed to treat Newly Diagnosed AML • Expect high CR rates and durability of response • Expect to treat FLT3 - mutated and FLT3 - wildtyp e AML • TUS+VEN+AZA triplet dosing of patients is ongoing TUS Commercial Potential Critical to Business Model • $1Bn+ market potential to treat Newly Diagnosed AML AML : Acute Myeloid Leukemia ; TUS : Tuspetinib ; VEN : Venetoclax ; AZA : Azacitidine ; HMA : Hypomethylating agent ; SOC : Standard of Care ; CR : Complete Remission ; mOS : median overall survival 2

Key Milestones Achieved and Planned



Favorable Decision from Nasdaq Panel
$8M Financing
$10M Advance from Hanmi
Hanmi-Aptose Collaboration Planned
Data Sharing for Potential Pharma Partnership as Activity and Durability Data are Collected
2024
2025
2026
Q4
ASH
Q1
Q2
EHA
Q3
Q4
ASH
Q1
Q2
EHA
Q3
Q4
ASH
Signed NCI CRADA
Tuspetinib Publication
Tuspetinib Clinical Data at ASH
Dosed 1st Cohort of 1L Triplet Trial
First Report of Response & Safety Data in 1L AML from Ph 1 Triplet
Second Report of Response & Safety Data in 1L AML from Ph 1 Triplet
Third Report of Response, Safety & Early Durability Data in 1L AML from Ph 1 Triplet
Fourth Report of Response, Safety & Durability from Ph 1 Triplet
Response, Safety, & Durability Data from Ph 1 Triplet
Preparation for Ph 2/3 Triplet Pivotal
Data from Initiation of Triplet Ph 2/3 Pivotal Trial
Phase 1/2 TUS+VEN+AZA Triplet Frontline Therapy for Newly Diagnosed AML

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4 Recent Milestones and Press Releases 4 Aug 30, 2024: Aptose Receives $10 Million Through a Facility Agreement with Hanmi; Negotiating Future Aptose - Hanmi TUS Collaboration Agreement to Jointly Develop Tuspetinib Nov 20, 2024: Initiation of TUSCANY Phase 1/2 Study for Newly Diagnosed AML Patients to Receive Tuspetinib - based Triplet Therapy Nov 25, 2024: Closing of $8 Million Public Offering Dec. 3, 2024: Signing CRADA with National Cancer Institute to Develop Tuspetinib for AML and MDS in Newly Launched MyeloMATCH Precision Medicine Trials Dec. 9, 2024: Clinical Data Featured in Poster Presentation at the 2024 ASH Annual Meeting Support Tuspetinib Triple Drug Therapy for Newly Diagnosed AML Dec. 12, 2024: Aptose Announces Publication of Preclinical Data in AACR Journal Demonstrating Tuspetinib’s Unique Mechanism of Action and Synthetic Lethality on AML Cells When Combined with Venetoclax Dec. 19, 2024: Aptose Announces Positive Decision by Nasdaq Hearings Panel Jan. 9, 2024: First AML Patients Dosed with Tuspetinib Triplet Frontline Therapy in TUSCANY Trial

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8 Tuspetinib Kinase Inhibition Profile – Unique Target Profile Suppresses key oncogenic signaling pathways Avoids targets that compromise safety 8 10nM Test Concentration >90% >75 - 89% >50 - 74% >25 - 49% PDGFR β HPK1 TRKC TRKB JAK2 JAK1 FLT1 MLK2 FGFR 3/4 FLT4 MLK3 MLK1 LOK PKCg LRRK2 ABL RET PDGFRb YES LCK SRC EPHA7 MUT - KIT PKCb CK2a2 PKCd DRK1b CLK2 PKN1 ARK5 LYN DDR1 STK39 Tie2 FLT3 IGF1R MUSK SYK TRKA FDFR2 ROS IC 50 <10nM RSK2 Activity Mutation Status Kinase Assay Methodology 0.58 WT FLT3 Binding Affinity (K D , nM) 0.37 ITD 0.29 D835Y 0.4 D835H 0.48 ITD/D835V 1.3 ITD/F691L 1.1 WT FLT3 Inhibition of Kinase Enzyme Activity (IC 50 , nM) 1.8 ITD 1.0 D835Y 2.9 WT SYK 2.8 JAK - 1 JAK 6.3 JAK - 2 9.9 JAK - 2 (V617F) > 500 WT c - KIT 3.6 D816H 3.5 D816V 9.7 RSK - 2 RSK Once - daily, oral tablet

9 9 TUS Targets Known VEN - Resistance Mechanisms and May Minimize Drug Resistance FLT3 KIT MCL - 1 PI3K/AKT RAS/ MAPK SYK JAK/STAT TUS Tuspetinib: • Suppresses oncogenic signaling directly • Promotes cancer cell death signaling indirectly

10 10 Newly Diagnosed AML Intensive Chemotherapy (7+3) Low Intensity Therapy (VEN + AZA) AML Patient Journey | Frontline (1L) Therapy | Standard - of - Care (SOC) Palliative Care Hospice 5 - year survival <10% for age >70 1 ; Most survive <1 year Patients “Unfit” for High Dose Chemotherapy Patients “Fit” for High Dose Chemotherapy • Need an Improved Frontline Therapy • Drives More Newly Diagnosed AML Patients into Complete Responses (CR) • Keeps the Patients in Complete Responses (CR) Longer and Extends Survival Cytarabine + anthracycline IV for 7d+3d, resp. Only 30 - 50% patients “Fit” ; Many relapse 3 5 - year survival rate Age 2 65 - 70% Children < 14 52% Ages 15 to 34 37% Ages 35 to 54 20% Ages 55 to 64 9% Ages 65 to 74 CR/CRi = 66%, mOS = 14.7 months; <25% alive at 3 - years 4 Mutated FLT3, RAS, TP53 have poorer responses/outcomes 1 Pei, Cancer Discos 2020); DiNardo, Blood 2020); ( Maiti et al., Haematologica 2021); (Mannis et al., Leukemia Research 2023); Bewersforf et al., Leukemia Research 2022; 122: 106942 2 NIH; Yale Medicine; American Cancer Society; NIH; Healthline; DiNardo, Erba, Freeman et al., Lancet, 2023 3 Kantarjian , Blood Canc J 2021 4 DiNardo, NEJM 2020; Pei, Cancer Discos 2020; DiNardo, Blood 2020; Maiti , Haematologica 2021; Mannis, Leukemia Research 2023; Bewersforf , Leukemia Research 2022 CR : Complete Remission ; CRi : Complete Remission with incomplete hematologic recovery; CRc : composite Complete Remission ; OS : Overall Survival Annual new cases in U.S. ≈ 21,000 | Majority patients age >65 Annual deaths in U.S. ≈ 11,200 | 5 - yr survival for age >65 ≈ 9% Ref. 2 Complete Response HSCT Therapeutic Failure Survival: Weeks to Few Months Relapse Survival: Weeks to Few Months Therapeutic Failure Survival: Weeks to Few Months

New Treatment Paradigm with *Triple Drug Therapy* for Newly Diagnosed AML

Adding a Targeted Agent to the VEN+AZA Backbone Therapy

Proof that Triplet Therapy Works

- Gilteritinib (Gilt) added to VEN+AZA boosts CR rate to 90%

So, What's the Problem: Gilt proves "Triplet Therapy" works, but has Limitations

- Gilt **active in 30%** of patients (harbor FLT3 mutation)
- Gilt **not active in 70%** of patients (no FLT3 mutation)
- Gilt **adds excessive toxicities** to the VEN+AZA backbone

Solution:
TUS as Superior 3rd Agent

- TUS has a cleaner safety profile
- TUS has broader activity; TUS is active in Gilt-failure patients
- TUS can avoid drug resistance

Tuspetinib Triplet (TUS + VEN + AZA) into Newly Diagnosed AML to Improve Patient Response and Survival Outcomes

1 Short et al. J Clin Oncol. 2024 Jan 26:JCO2301911. Epub ahead of print. PMID: 38277619.

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CONFIDENTIAL

APTOSE BIOSCIENCES

Completed TUS Single Agent and TUS+VEN Doublet to Prepare for Triplet in 1L Therapy

Treated AML Patients Who Failed Prior Therapies (R/R) with TUS and TUS+VEN

TUS Single Agent Dose Escalation and Exploration[1]	Total n=93
Cohort 1: 20 mg QD	2
Cohort 2: 40 mg QD	17
Cohort 3: 80 mg QD	20
Cohort 4: 120 mg QD	32
Cohort 5: 160 mg QD	16
Cohort 6: 200 mg QD	4

Doses with CR & no DLT

TUS+VEN Doublet Study

Extensive Dose Exploration: Total N = 79
(TUS 80mg or 40mg + VEN 400mg)



Cycle 1 Treatment Plan:
Cycle 1 extended if needed to allow for count recovery
TUS
80 mg or 40 mg daily
VEN
400 mg daily
VEN held
Day 1
Day 15
(BM blasts <5% or aplastic)
Day 28 (up to Day 42)
Cycle 1 extended if needed to allow for count recovery
TUS
80 mg or 40 mg daily
VEN
400 mg daily
VEN held if BM blasts <5% or aplastic
Day 1
Day 15
(BM blasts ≥ 5%)
Day 28 (up to Day 56)

Findings from TUS Single Agent Study & TUS+VEN Doublet Study

TUS Single Agent

- Thorough **Dose Exploration** √
- Demonstrated **Responses** √
- Demonstrated **Safety** √
- **Orphan Drug Designation** √
- **Fast Track Status** √

TUS+VEN

- Characterize **Safety** of TUS+VEN √
- Characterize **PK** of TUS and VEN √

APTOSE BIOSCIENCES

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TUS and TUS+VEN Safe and Well Tolerated in Highly Treatment Experienced R/R AML

TUS Single Agent Study Excellent Safety and Tolerability
- No drug-related myelosuppression in remission
- No treatment related QTc prolongation or CPK elevations
- No drug-related discontinuations or deaths
- No drug-related non-hematologic SAEs
- No differentiation syndrome

TUS+VEN Doublet Study Excellent Safety and Tolerability
- No new or unexpected safety signals with TUS+VEN
- No drug related AE of QTc prolongation
- No differentiation syndrome observed
- No drug related deaths

Adverse Events	*TUS Single Agent*		*TUS+VEN Doublet* Related to TUS/VEN, n(%) (n=79)		
	Treatment Emergent AEs	Treatment Related AEs	Treatment Emergent AEs	Treatment Emergent AEs Related to TUS	Treatment Emergent AEs Related to VEN
Any	89 (95.7%)	29 (31.2%)	77 (97.5%)	40 (50.6%)	37 (46.8%)
Most Frequent AEs ≥10%					
Pneumonia	32 (34.4%)	0 (0%)	19 (24.1%)	2 (2.5%)	3 (3.8%)
Nausea	20 (21.5%)	9 (9.7%)	21 (26.6%)	14 (17.7%)	10 (12.7%)
Pyrexia	19 (20.4%)	0 (0%)	10 (12.7%)	1 (1.3%)	1 (1.3%)
Diarrhoea	18 (19.4%)	9 (9.7%)	15 (19.0%)	5 (6.3%)	4 (5.1%)
Alanine aminotransferase increased	13 (14.0%)	2 (2.2%)	12 (15.2%)	3 (3.8%)	3 (3.8%)
Hypokalaemia	13 (14.0%)	0 (0%)	11 (13.9%)	2 (2.5%)	1 (1.3%)
Epistaxis	12 (12.9%)	0 (0%)	4 (5.1%)	0 (0%)	0 (0%)
Decreased appetite	11 (11.8%)	2 (2.2%)	11 (13.9%)	4 (5.1%)	4 (5.1%)
Febrile neutropenia	11 (11.8%)	1 (1.1%)	21 (26.6%)	3 (3.8%)	4 (5.1%)
Hypomagnesaemia	11 (11.8%)	0 (0%)	4 (5.1%)	1 (1.3%)	1 (1.3%)
Abdominal pain	10 (10.8%)	0 (0%)	4 (5.1%)	1 (1.3%)	1 (1.3%)
Constipation	10 (10.8%)	2 (2.2%)	6 (7.6%)	0 (0%)	0 (0%)
Dyspnoea	10 (10.8%)	0 (0%)	8 (10.1%)	0 (0%)	0 (0%)
Fatigue	10 (10.8%)	2 (2.2%)	16 (20.3%)	7 (8.9%)	6 (7.6%)
Headache	10 (10.8%)	1 (1.1%)	7 (8.9%)	0 (0%)	0 (0%)
Anaemia	7 (7.5%)	0 (0%)	10 (12.7%)	3 (3.8%)	3 (3.8%)
Aspartate aminotransferase increased	4 (4.3%)	1 (1.1%)	11 (13.9%)	2 (2.5%)	2 (2.5%)
Cough	8 (8.6%)	0 (0%)	10 (12.7%)	0 (0%)	0 (0%)
Platelet count decreased	5 (5.4%)	1 (1.1%)	10 (12.7%)	4 (5.1%)	3 (3.8%)
White blood cell count decreased	4 (4.3%)	2 (2.2%)	10 (12.7%)	6 (7.6%)	7 (8.9%)
Leukocytosis	4 (4.3%)	0 (0%)	8 (10.1%)	1 (1.3%)	0 (0%)
Neutrophil count decreased	5 (5.4%)	2 (2.2%)	8 (10.1%)	6 (7.6%)	5 (6.3%)
Vomiting	7 (7.5%)	2 (2.2%)	8 (10.1%)	3 (3.8%)	4 (5.1%)
Grade ≥ 3 AEs (≥10%)	67 (72.0%)	9 (9.7%)	68 (86.1%)	22 (27.8%)	22 (27.8%)
Pneumonia	27 (29.0%)	0 (0%)	17 (21.5%)	2 (2.5%)	3 (3.8%)
Febrile neutropenia	11 (11.8%)	1 (1.1%)	20 (25.3%)	2 (2.5%)	3 (3.8%)
Anaemia	6 (6.5%)	0 (0%)	9 (11.4%)	2 (2.5%)	2 (2.5%)
Platelet count decreased	4 (4.3%)	0 (0%)	10 (12.7%)	4 (5.1%)	3 (3.8%)
Neutrophil count decreased	5 (5.4%)	2 (2.2%)	8 (10.1%)	6 (7.6%)	5 (6.3%)
SAEs					
Leading to treatment termination	12 (12.9%)	1 (1.1%)	10 (12.7%)	0 (0%)	10 (12.7%)
Leading to death	17 (18.3%)	0 (0%)	18 (22.8%)	0 (0%)	0 (0%)

Data Cut 05 Nov 2024

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TUS and TUS+VEN : Bone Marrow Blast Reductions and Responses in R/R AML Patients

TUS Single Agent Treatment

Bone Marrow Leukemic Blasts | Percent Change from Baseline

Blast Reductions Demonstrate Activity Across 4 Dose Levels

Activity in Patients Who Failed Prior-VEN and Prior-FLT3i



Percent Change from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
Prior-VEN
Prior FLT3i
TUS Initial Dose Level
40 mg
80 mg
120 mg
160 mg
200 mg

TUS-VEN Doublet Treatment

Bone Marrow Leukemic Blasts | Percent Change from Baseline

Blast Reductions in VEN-Naïve and Prior-VEN R/R AML

Blast Reduction in R/R AML Who Failed Prior-VEN and Prior-FLT3i



Percent Change from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
Prior-VEN
Prior FLT3i
TUS+VEN Dose Level
40mg/400mg
80mg/400mg

Note: Blast percent change was calculated as 100 X (the lowest post-baseline bone marrow blast - baseline bone marrow blast)/baseline bone marrow blast. Patients with blast percent change >=100% are shown as 100%. Only patients who reported both baseline and any post-baseline bone marrow blast results are included in the figure.

▲ Black triangle indicates patients who received prior Ven before starting Tuspetinib.
▲ Red triangle indicates prior FLT3i.

* Black asterisk indicates patients who administered hydoxyurea within 7 days prior to the lowest marrow blast value

Date cut Nov 05, 2024

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APTOSE BIOSCIENCES

15 TUS+VEN+AZA Triplet in Newly Diagnosed AML Patients : TUSCANY Trial Ongoing 15 • FLT3 WT (70% of cases) Most Common AML ‒ Only combination being developed for the FLT3 WT population • FLT3 MUT (30% of cases) Intermediate - Risk AML ‒ Potential to increase CR rates and survival of the FLT3 MUT population • TP53 MUT , RAS/MAPK MUT High - Risk AML ‒ Broad activity across adverse genetic subgroups ‒ Groups with greatest unmet medical needs • Expect Safer and Broader therapy than other triplets Tuspetinib Frontline Triplet Opportunities Patient Populations │ Approx. 18 - 26 Pts Total │ 50% FLT3 - MUT │ <20% TP53+/CK Dose Characterization │ Demonstrate TUS is Highly Active and May Avoid SOC Dose Reductions Goals of Trial │ Safety, CR rate, MRD negativity and OS across AML subtypes (FLT3 MUT/WT , TP53 MUT , RAS MUT ) TUS+VEN+AZA Triplet Cycle 1 Treatment Plan

Timeline: Financings, Clinical Trials, and Milestones


NCI CRADA
$8M Financing
$10M Advance from Hanmi
Hanmi-Aptose Planned Collaboration
Data Sharing for Potential Pharma Partnership as Activity and Durability Data are Collected
2024
Today
2025
2026
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
ASH
EHA
ASH
EHA
ASH
TUS+VEN+AZA Ph 1 Triplet Study
Initiated 1L Triplet Dosing in Newly Diagnosed AML
First Report of Response and Safety Data in 1L AML from Ph 1 Triplet
Second Report of Response and Safety Data in 1L AML from Ph 1 Triplet
Third Report of Response, Safety and Early Durability Data in 1L AML from Ph 1 Triplet
Preparation for Ph 2/3 Triplet Pivotal
Fourth Report of Response, Safety & Durability from Ph 1 Triplet
Response /Safety/Durability Data from Ph 1 Triplet
Data from Initiation of Triplet Ph 2/3 Pivotal Trial
Triplet Frontline Therapy In Newly Diagnosed AML
Phase 1/2 TUS+VEN+AZA Triplet Frontline Therapy for Newly Diagnosed AML
Patient Accrual
Follow patients for durability (mOS)
Ph 2 Portion Start-up Preparation
Ph 2/3 Pivotal Trial: TUS+VEN+HMA Triplet 1L Therapy for Newly Diagnosed AML
Planned via Pharma Partnership

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17 APTO Nasdaq Market Summary • Market Cap $14M • 52 - Week range $0.13 to $2.60 • Avg Volume 6.6 million shares Investment Thesis: Multiple Clinical Data Forthcoming and Hanmi Collaboration Derisks Investment 17 2024 Financing Activity • $10M Hanmi Advance (Debt) Aug. 2024 • $8M Financing Nov. 2024 • $4.4M HCW – Armistice June 2024 o Dec 2024 all remaining C/S sold Capital Structure • Common Shares O/S 60,181,183 • Warrants 37,886,491 o Strike price range $0.22 to $2.14 o Weighted average $0.76 • $10M Debt o Forgivable against upfront payment on Hanmi - Aptose Collaboration Value vs Opportunity: Recent BD Deals in AML Space Kura Oncology & Kyowa Kirin singed a $1.5B Global Collaboration to develop Ziftomenib Nov 2024

Investment Thesis Hanmi Collaboration Reduces Investment Risk • The Hanmi TUS collaboration (expected Q1/2025) will provide significant capital to fund the TUS Triplet Study • Hanmi's advance of $10M will be offset against the collaboration's upfront payment Proven Effectiveness of Frontline Triplet as Concept • Gilt triplet improves response rates (CR > 90%) • Gilt triplet improves the durability of responses • But, Gilt only applicable to FLT3 MUT and toxicities remain TUS Could Improve on Triplet Design • TUS has broad activity on both subtypes: • FLT3 MUT (30% of AML cases) • FLT3 WT (70% of AML cases) • KOLs support TUS as the ideal 3 rd agent for 1L triplet • Excellent safety profile • May minimize resistance to VEN (Venetoclax) 2024 Accomplishments √ Completed $10 million from Hanmi as Advance on Collaboration √ Completed $8 million S - 1 financing √ Executed validating NCI MyeloMATCH for tuspetinib in AML/MDS √ Initiated enrollment to TUS+VEN+AZA tri plet in newly diagnosed AML √ ASH: Reported CR/Safety from APTIVATE TUS and TUS+VEN trial √ ASH: Reported dosing accrual from TUS+VEN+AZA triplet trial 2025: 1H ‒ Hanmi/Aptose Collaboration expected Q1 - 2025 ‒ Enroll two dose cohorts in TUS+VEN+AZA triplet study ‒ Report CR/MRD/Safety data from TUS+VEN+AZA triplet study 2025: EHA ‒ Report maturing data readout from TUS+VEN+AZA triplet study 2025: ASH ‒ Select TUS dose for TUS+VEN+HMA triplet Ph 2/3 PIVOTAL trials ‒ Prepare for Ph 2 portion of Ph 2 / Ph 3 pivotal program Completed and 2025 Milestones 18

19 19 Aptose Disclosure This presentation does not, and is not intended to, constitute or form part of, and should not be construed as, an offer or i nvi tation for the sale or purchase of, or a solicitation of an offer to purchase, subscribe for or otherwise acquire, any securities, businesses and/or assets of any ent ity , nor shall it or any part of it be relied upon in connection with or act as any inducement to enter into any contract or commitment or investment decision whatsoever. This presentation contains forward - looking statements , which reflect APTOSE Biosciences Inc.’s (the “Company”) current expectations, estimates and projections regarding future events, including statements relating to our business strategy, our clinical development plans, our ability to obtain the substantial capital we require, our plans to secure strategic partnerships and to build our pipeline, our clinical trials and their projected timeli nes and milestones, the efficacy and toxicity of our product candidates, potential new intellectual property, our plans, objectives, expectations and intentions; and other st atements including words such as “anticipate”, “contemplate”, “continue”, “believe”, “plan”, “estimate”, “expect”, “intend”, “will”, “should”, “may”, and othe r s imilar expressions. Such statements constitute forward - looking statements within the meaning of securities laws. Although the Company believes that the views reflected in these forward - looking statements are reasonable, such statements invol ve significant risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applie d i n making these forward - looking statements, and actual results may differ materially from those statements. Those factors and risks include, but are not limi ted to, our ability to raise the funds necessary to continue our operations, changing market conditions, the successful and timely completion of our clinical studie s i ncluding delays, the demonstration of safety and efficacy of our drug candidates, our ability to recruit patients, the establishment and maintenance of corporat e a lliances, the market potential of our product candidates, the impact of competitive products and pricing, new product development, changes in laws and regulations, un certainties related to the regulatory approval process and other risks detailed from time to time in the Company’s ongoing quarterly filings and annual rep orts. Forward - looking statements contained in this document represent views only as of the date hereof and are presented for the purpo se of assisting potential investors in understanding the Company’s business and may not be appropriate for other purposes. The Company does not undertake to upda te any forward - looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applica ble securities legislation. Investors should read the Company’s continuous disclosure documents available at EDGAR at www.sec.gov/edgar.shtml and SEDAR+ at www.sedarplus.com, especially the risk factors detailed therein.

Thank you 20